MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST Series 2001-1
Class A Notes

1. This Certificate relates to the Distribution Date occurring on	April 17, 2001

2. Series 2001-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$28,954,198.81

(b) The amount of Available Funds with respect to the Collection Period was equal to	$29,276,479.59

(c) The Liquidated Receivables for the Collection Period was equal to	$0.00

(d) Net Liquidation Proceeds for the Collection Period was equal to	$0.00
(i) The annualized net default rate	0.000000%

(e) The principal balance of Series 2001-1 Receivables at the beginning
of the Collection Period was equal to	$956,521,747.24

(f) The principal balance of Series 2001-1 Receivables on the last day
of the Collection Period was equal to	$941,783,853.87

(g) The aggregate outstanding balance of the Series 2001-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$18,145,000.00

(h) The aggregate outstanding balance of the Series 2001-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$868,000.00

(i) The aggregate outstanding balance of the Series 2001-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$80,000.00

(j) The Servicing Fee paid on the Distribution Date was equal to	($0.00)

(k) The Principal Distributable Amount for the Distribution Date was equal to	$14,646,603.39

(l) The Principal Amount Available for the Distribution Date was equal to	$14,646,603.39

(m) The Aggregate Note Principal Balance was equal to	$660,000,000.00

(n) The Aggregate Optimal Note Principal Balance was equal to	$619,222,883.92

(o) The Targeted Credit Enhancement Amount was equal to	$350,814,485.57

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.37

(q) The Targeted Reserve Account Balance was equal to	$28,253,515.62

(r) The Reserve Account Deposit Amount for the Distribution Date	$10,695,870.68

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$10,695,870.68

(t) The Reserve Account Shortfall for the Distribution Date	$18,688,298.15

(u) The amount on deposit in the Reserve Account after distributions was equal to	$20,291,923.64

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	2.154626%

(w) The Targeted Overcollateralization Amount was equal to	$322,560,969.95

(x) The ending overcollateralization was equal to	$296,430,457.26

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	31.475424%

(z) The Weighed Average Coupon (WAC) was equal to	18.357000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	60

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$112.59115
2. Principal Distribution per $1,000	$106.90951
3. Interest Distribution per $1,000	$5.68163

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	4.988750%
2. Class A-1 principal balance - beginning of period	$137,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	41
5. Class A-1 interest due	$778,383.58
6. Class A-1 interest paid	$778,383.58
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$137,000,000.00
2. Class A-1 principal - amount due	$14,646,603.39
3. Class A-1 principal - amount paid	$14,646,603.39
4. Class A-1 principal balance - end of period	$122,353,396.61
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	18.959131%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.991664%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.71722
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.71722

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	5.020000%
2. Class A-2 principal balance - beginning of period	$159,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	41
5. Class A-2 interest due	$909,038.33
6. Class A-2 interest paid	$909,038.33
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$159,000,000.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$159,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	24.637664%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	16.882855%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	29.874519%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.99056
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.99056

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	5.260000%
2. Class A-3 principal balance - beginning of period	$177,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,060,328.33
5. Class A-3 interest paid	$1,060,328.33
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$177,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$177,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	27.426833%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	18.794121%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	48.668640%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.34361
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.34361

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	5.570000%
2. Class A-4 principal balance - beginning of period	$187,000,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,186,255.28
5. Class A-4 interest paid	$1,186,255.28
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$187,000,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$187,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	28.976372%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	19.855936%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	68.524576%